Eighth Amended and Restated Establishment and Designation of Series of Shares

of Beneficial Interest, Par Value $0.01 Per Share, of

PIMCO Funds

WHEREAS, the shares of beneficial interest of PIMCO Funds (the “Trust”) are currently divided into 95 separate series and ten separate classes pursuant to the Seventh Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest attached as Exhibit A hereto (“Old Designation”); and

WHEREAS, this Eighth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest is intended to: supersede and replace the Old Designation in its entirety; now therefore be it

RESOLVED, that the series of Shares of the Trust hitherto established and designated as follows:

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO Climate Bond Fund

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO CommodityRealReturn Strategy Fund®

PIMCO Credit Opportunities Bond Fund

PIMCO Diversified Income Fund

PIMCO Dynamic Bond Fund

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency and Short-Term Investments Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO ESG Income Fund

PIMCO Extended Duration Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Opportunities Fund (Unhedged)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

PIMCO Global Core Asset Allocation Fund

PIMCO GNMA and Government Securities Fund

PIMCO Government Money Market Fund

PIMCO Gurtin California Municipal Intermediate Value Fund

PIMCO Gurtin California Municipal Opportunistic Value Fund

PIMCO Gurtin National Municipal Intermediate Value Fund

PIMCO Gurtin National Municipal Opportunistic Value Fund

PIMCO High Yield Fund

PIMCO High Yield Municipal Bond Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Inflation Response Multi-Asset Fund

PIMCO International Bond Fund (Unhedged)

PIMCO International Bond Fund (U.S. Dollar-Hedged)

PIMCO Investment Grade Credit Bond Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term Credit Bond Fund

PIMCO Long-Term Real Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration ESG Fund

PIMCO Low Duration Income Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities and Bond Fund

PIMCO Multi-Strategy Alternative Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Preferred and Capital Securities Fund

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE PLUS EMG Fund

PIMCO RAE PLUS Fund

PIMCO RAE PLUS International Fund

PIMCO RAE PLUS Small Fund

PIMCO RAE Worldwide Long/Short PLUS Fund

PIMCO Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO Senior Floating Rate Fund

PIMCO Short Asset Investment Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Short-Term Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® International Fund (Unhedged)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Short Fund

PIMCO StocksPLUS® Small Fund

PIMCO Strategic Bond Fund

PIMCO Total Return Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund IV PIMCO Total Return ESG Fund

PIMCO TRENDS Managed Futures Strategy Fund

(each a “Fund” and collectively the “Funds”)

PIMCO ABS and Short-Term Investments Portfolio

PIMCO All Asset: Multi-Short PLUS Fund

PIMCO All Asset: Multi-RAE PLUS Fund

PIMCO All Asset: Multi-Real Fund

PIMCO EM Bond and Short-Term Investments Portfolio

PIMCO High Yield and Short-Term Investments Portfolio

PIMCO International Portfolio

PIMCO Investment Grade Credit Bond Portfolio

PIMCO Long Duration Credit Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage and Short-Term Investments Portfolio

PIMCO Municipal Portfolio

PIMCO Real Return Portfolio

PIMCO Short Asset Portfolio

PIMCO Short-Term Floating NAV Portfolio II PIMCO Short-Term Floating NAV Portfolio III

PIMCO Short-Term Portfolio

PIMCO U.S. Government and Short-Term Investments Portfolio

(each a “Portfolio” and collectively the “Portfolios”, and together with the Funds, the “Series”)

shall have the following special and relative rights:

1.    (a) PIMCO Short Asset Investment Fund shall issue its shares of beneficial interest with respect to up to nine separate classes: Institutional Class, I-2, I-3, Class M, Administrative Class, Class A, Class C, Class R and Class T.

      (b) PIMCO Low Duration Fund shall issue its shares of beneficial interest with respect to up to nine separate classes: Institutional Class, I-2, I-3, Administrative Class, Class A, Class C, Class C-2, Class R and Class T.

      (c) PIMCO Government Money Market Fund shall issue its shares of beneficial interest with respect to up to eight separate classes: Institutional Class, I-2, Class M, Administrative Class, Class A, Class C, Class R and Class T.

      (d) Each of PIMCO All Asset Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Dynamic Bond Fund, PIMCO High Yield Fund, PIMCO High Yield Spectrum Fund, PIMCO Income Fund, PIMCO International Bond Fund (U.S. Dollar-Hedged), PIMCO Mortgage Opportunities and Bond Fund, PIMCO Preferred and Capital Securities Fund, PIMCO Real Return Fund, PIMCO Short-Term Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Small Fund, PIMCO Total Return Fund and PIMCO TRENDS Managed Futures Strategy Fund shall issue its shares of beneficial interest with respect to up to eight classes of shares: Institutional Class, I-2, I-3, Administrative Class, Class A, Class C, Class R and Class T.

      (e) Each of PIMCO California Municipal Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Core Asset Allocation Fund, PIMCO National Intermediate Municipal Bond Fund and PIMCO Total Return Fund IV shall issue its shares of beneficial interest with respect to up to seven classes of shares: Institutional Class, I-2, Administrative Class, Class A, Class C, Class R and Class T.

      (f) Each of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund shall issue its shares of beneficial interest with respect to up to seven classes of shares: Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R.

      (g) Each of PIMCO All Asset All Authority Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Bond Fund, PIMCO GNMA and Government Securities Fund, PIMCO High Yield Municipal Bond Fund, PIMCO International Bond Fund (Unhedged), PIMCO Investment Grade Credit Bond Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO New York Municipal Bond Fund, PIMCO RAE PLUS Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO StocksPLUS® International Fund (Unhedged) and PIMCO StocksPLUS® Short Fund shall issue its shares of beneficial interest with respect to up to seven classes of shares: Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class T.

      (h) Each of PIMCO Low Duration Income Fund and PIMCO Short Duration Municipal Income Fund shall issue its shares of beneficial interest with respect to up to seven classes of shares: Institutional Class, I-2, I-3, Class A, Class C, Class C-2 and Class T.

      (i) PIMCO Municipal Bond Fund shall issue its shares of beneficial interest with respect to up to six classes of shares: Institutional Class, I-2, I-3, Class A, Class C and Class T.

      (j) Each of PIMCO California Intermediate Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged), PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO Senior Floating Rate Fund and PIMCO Strategic Bond Fund shall issue its shares of beneficial interest with respect to up to six classes of shares: Institutional Class, I-2, Administrative Class, Class A, Class C and Class T.

      (k) Each of PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Worldwide Long/Short PLUS Fund and PIMCO Real Return Limited Duration Fund shall issue its shares of beneficial interest with respect to up to six classes of shares: Institutional Class, I-2, Administrative Class, Class A, Class C and Class R.

      (l) PIMCO Total Return ESG Fund shall issue its shares of beneficial interest with respect to up to six classes of shares: Institutional Class, I-2, I-3, Administrative Class, Class A and Class C.

      (m) Each of PIMCO Emerging Markets Corporate Bond Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO Long Duration Total Return Fund, PIMCO Moderate Duration Fund and PIMCO RAE PLUS EMG Fund shall issue its shares of beneficial interest with respect to up to five classes of shares: Institutional Class, I-2, Administrative Class, Class A and Class C.

      (n) Each of the PIMCO Climate Bond Fund and PIMCO ESG Income Fund shall issue its shares of beneficial interest with respect to up to five classes of shares: Institutional Class, I-2, I-3, Class A and Class C.

      (o) Each of PIMCO Extended Duration Fund, PIMCO Global Bond Opportunities Fund (Unhedged), PIMCO Long-Term Credit Bond Fund and PIMCO StocksPLUS® Long Duration Fund shall issue its shares of beneficial interest with respect to up to four classes of shares: Institutional Class, I-2, Administrative Class and Class A.

      (p) PIMCO Multi-Strategy Alternative Fund shall issue its shares of beneficial interest with respect to up to four classes of shares: Institutional Class, I-2, Class A and Class C.

      (q) PIMCO Low Duration ESG Fund shall issue its shares of beneficial interest with respect to up to four classes of shares: Institutional Class, I-2, I-3 and Administrative Class.

      (r) Each of PIMCO Long-Term Real Return Fund and PIMCO Total Return Fund II shall issue its shares of beneficial interest with respect to up to three classes of shares: Institutional Class, I-2 and Administrative Class.

      (s) PIMCO Low Duration Fund II shall issue its shares of beneficial interest with respect to up to two classes of shares: Institutional Class and Administrative Class.

2.    Each Series shall be authorized to invest in cash, securities, instruments and other property as described from time to time in the offering materials of the Series (“Eligible Portfolio Instruments”). Each share of beneficial interest of the Series (“Share”) shall be redeemable, shall be entitled to one vote (or fraction thereof in respect of a fractional Share) on matters on which Shares of the Series shall be entitled to vote, shall represent a pro rata beneficial interest in the assets allocated to the Series, and shall be entitled to receive their pro rata share of net assets of the Series upon liquidation of the Series, all as provided in the Amended and Restated Declaration of Trust dated November 4, 2014 (“Declaration”).

3.    Each Series may pursue its investment objective directly by investment in Eligible Portfolio Instruments or indirectly by investment in one or more underlying investment vehicles or funds that in turn invest in Eligible Portfolio Instruments and whose shares may be offered to other parties as well as to the Series.

4.    Shareholders of each Series shall vote separately as a class on any matter, except, consistent with the Investment Company Act of 1940, as amended (“the Act”), the rules thereunder, and the offering materials of the Funds, with respect to (i) the election of Trustees, (ii) any amendment of the Declaration, unless the amendment affects fewer than all classes of Shares, in which case only shareholders of the affected classes shall vote, and (iii) ratification of the selection of auditors, and except when the Trustees have determined that the matter affects only the interests of shareholders of a particular Series of the Trust, in which case only the shareholders of such Fund shall be entitled to vote thereon. In each case of separate voting, the Trustees shall determine whether, for the matter to be effectively acted upon within the meaning of Rule 18f-2 under the Act (or any successor rule) as to a Series, the applicable percentage (as specified in the Declaration, or the Act and the rules thereunder) of the shares of that Series alone must be voted in favor of the matter, or whether the favorable vote of such applicable percentage of the shares of each Series entitled to vote on the matter is required.

5.    Shares of the Series shall be subject to such selling restrictions, restrictions as to transfer or other terms as shall be established by the Trustees and described in the offering materials for the Series.

6.    (a) The assets and liabilities of the Trust shall be allocated among the Series of the Trust as set forth in Section 5.11 of the Declaration.

      (b) Liabilities, expenses, costs, charges or reserves relating to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular class may be charged to and borne solely by such class and the bearing of expenses solely by a class of Shares may be appropriately reflected and cause differences in the net asset value attributable to and the dividend, redemption and liquidation rights of, the Shares of different classes.

      (c) Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all classes for all purposes.

7.    Shares of each class of each Series may vary between themselves as to rights of redemption and conversion rights, as may be approved by the Trustees and set out in each Series’ then-current prospectus.

8.    The Trustees shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of any Series or class thereof hitherto or hereafter created, or to otherwise change the special and relative rights of such Series or class, provided that such change shall not adversely affect the rights of the Shareholders of such Series or class.

IN WITNESS WHEREOF, the undersigned have executed this instrument the [     ] day of [     ], 2020.

George E. Borst

Jennifer H. Dunbar

Brent R. Harris

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Peter G. Strelow

Exhibit A

Seventh Amended and Restated Establishment and Designation of Series of Shares

of Beneficial Interest, Par Value $0.01 Per Share, of

PIMCO Funds

WHEREAS, the shares of beneficial interest of PIMCO Funds (the “Trust”) are currently divided into 100 separate series and ten separate classes pursuant to the Sixth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest attached as Exhibit A hereto (“Old Designation”); and

WHEREAS, this Seventh Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest is intended to: supersede and replace the Old Designation in its entirety; now therefore be it

RESOLVED, that the series of Shares of the Trust hitherto established and designated as follows:

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO Climate Bond Fund

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO CommodityRealReturn Strategy Fund®

PIMCO Credit Opportunities Bond Fund

PIMCO Diversified Income Fund

PIMCO Dynamic Bond Fund

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency and Short-Term Investments Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Extended Duration Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Opportunities Fund (Unhedged)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

PIMCO Global Core Asset Allocation Fund

PIMCO GNMA and Government Securities Fund

PIMCO Government Money Market Fund

PIMCO Gurtin California Municipal Intermediate Value Fund

PIMCO Gurtin California Municipal Opportunistic Value Fund

PIMCO Gurtin National Municipal Intermediate Value Fund

PIMCO Gurtin National Municipal Opportunistic Value Fund

PIMCO High Yield Fund

PIMCO High Yield Municipal Bond Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Inflation Response Multi-Asset Fund

PIMCO International Bond Fund (Unhedged)

PIMCO International Bond Fund (U.S. Dollar-Hedged)

PIMCO Investment Grade Credit Bond Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term Credit Bond Fund

PIMCO Long-Term Real Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration ESG Fund

PIMCO Low Duration Income Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities and Bond Fund

PIMCO Multi-Strategy Alternative Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Preferred and Capital Securities Fund

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE Low Volatility PLUS EMG Fund

PIMCO RAE Low Volatility PLUS Fund

PIMCO RAE Low Volatility PLUS International Fund

PIMCO RAE PLUS EMG Fund

PIMCO RAE PLUS Fund

PIMCO RAE PLUS International Fund

PIMCO RAE PLUS Small Fund

PIMCO RAE Worldwide Long/Short PLUS Fund

PIMCO Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO Senior Floating Rate Fund

PIMCO Short Asset Investment Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Short-Term Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® International Fund (Unhedged)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Short Fund

PIMCO StocksPLUS® Small Fund

PIMCO Strategic Bond Fund

PIMCO Total Return Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund IV PIMCO Total Return ESG Fund

PIMCO TRENDS Managed Futures Strategy Fund

(each a “Fund” and collectively the “Funds”)

PIMCO ABS and Short-Term Investments Portfolio

PIMCO EM Bond and Short-Term Investments Portfolio

PIMCO High Yield and Short-Term Investments Portfolio

PIMCO International Portfolio

PIMCO Investment Grade Credit Bond Portfolio

PIMCO Long Duration Credit Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage and Short-Term Investments Portfolio

PIMCO Municipal Portfolio

PIMCO Real Return Portfolio

PIMCO Short Asset Portfolio

PIMCO Short-Term Floating NAV Portfolio II PIMCO Short-Term Floating NAV Portfolio III

PIMCO Short-Term Portfolio

PIMCO U.S. Government and Short-Term Investments Portfolio

(each a “Portfolio and collectively the “Portfolios”, and together with the Funds, the “Series”)

shall have the following special and relative rights:

1.    (a) PIMCO Short Asset Investment Fund shall issue its shares of beneficial interest with respect to up to nine separate classes: Institutional Class, I-2, I-3, Class M, Administrative Class, Class A, Class C, Class R and Class T.

      (b) PIMCO Government Money Market Fund shall issue its shares of beneficial interest with respect to up to eight separate classes: Institutional Class, I-2, Class M, Administrative Class, Class A, Class C, Class R and Class T.

      (c) Each of PIMCO All Asset Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Dynamic Bond Fund, PIMCO High Yield Fund, PIMCO High Yield Spectrum Fund, PIMCO Income Fund, PIMCO International Bond Fund (U.S. Dollar-Hedged), PIMCO Low Duration Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Preferred and Capital Securities Fund, PIMCO Real Return Fund, PIMCO Short-Term Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Small Fund, PIMCO Total Return Fund and PIMCO TRENDS Managed Futures Strategy Fund shall issue its shares of beneficial interest with respect to up to eight classes of shares: Institutional Class, I-2, I-3, Administrative Class, Class A, Class C, Class R and Class T.

      (d) Each of PIMCO California Municipal Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Core Asset Allocation Fund, PIMCO National Intermediate Municipal Bond Fund and PIMCO Total Return Fund IV shall issue its shares of beneficial interest with respect to up to seven classes of shares: Institutional Class, I-2, Administrative Class, Class A, Class C, Class R and Class T.

      (e) Each of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund shall issue its shares of beneficial interest with respect to up to seven classes of shares: Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R.

      (f) Each of PIMCO All Asset All Authority Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Bond Fund, PIMCO GNMA and Government Securities Fund, PIMCO High Yield Municipal Bond Fund, PIMCO International Bond Fund (Unhedged), PIMCO Investment Grade Credit Bond Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO New York Municipal Bond Fund, PIMCO RAE PLUS Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO StocksPLUS® International Fund (Unhedged) and PIMCO StocksPLUS® Short Fund shall issue its shares of beneficial interest with respect to up to seven classes of shares: Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class T.

      (g) Each of PIMCO Low Duration Income Fund, PIMCO Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund shall issue its shares of beneficial interest with respect to up to six classes of shares: Institutional Class, I-2, I-3, Class A, Class C and Class T.

      (h) Each of PIMCO California Intermediate Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged), PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO Senior Floating Rate Fund and

PIMCO Strategic Bond Fund shall issue its shares of beneficial interest with respect to up to six classes of shares: Institutional Class, I-2, Administrative Class, Class A, Class C and Class T.

      (i) Each of PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Worldwide Long/Short PLUS Fund and PIMCO Real Return Limited Duration Fund shall issue its shares of beneficial interest with respect to up to six classes of shares: Institutional Class, I-2, Administrative Class, Class A, Class C and Class R.

      (j) PIMCO Total Return ESG Fund shall issue its shares of beneficial interest with respect to up to six classes of shares: Institutional Class, I-2, I-3, Administrative Class, Class A and Class C.

      (k) Each of PIMCO Emerging Markets Corporate Bond Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO Long Duration Total Return Fund, PIMCO Moderate Duration Fund, PIMCO RAE Low Volatility PLUS EMG Fund and PIMCO RAE PLUS EMG Fund shall issue its shares of beneficial interest with respect to up to five classes of shares: Institutional Class, I-2, Administrative Class, Class A and Class C.

      (l) The PIMCO Climate Bond Fund shall issue its shares of beneficial interest with respect to up to five classes of shares: Institutional Class, I-2, I-3, Class A and Class C.

      (m) Each of PIMCO Extended Duration Fund, PIMCO Global Bond Opportunities Fund (Unhedged), PIMCO Long-Term Credit Bond Fund and PIMCO StocksPLUS® Long Duration Fund shall issue its shares of beneficial interest with respect to up to four classes of shares: Institutional Class, I-2, Administrative Class and Class A.

      (n) PIMCO Multi-Strategy Alternative Fund shall issue its shares of beneficial interest with respect to up to four classes of shares: Institutional Class, I-2, Class A and Class C.

      (o) PIMCO Low Duration ESG Fund shall issue its shares of beneficial interest with respect to up to four classes of shares: Institutional Class, I-2, I-3 and Administrative Class.

      (p) Each of PIMCO Long-Term Real Return Fund and PIMCO Total Return Fund II shall issue its shares of beneficial interest with respect to up to three classes of shares: Institutional Class, I-2 and Administrative Class.

      (q) PIMCO Low Duration Fund II shall issue its shares of beneficial interest with respect to up to two classes of shares: Institutional Class and Administrative Class.

2.    Each Series shall be authorized to invest in cash, securities, instruments and other property as described from time to time in the offering materials of the Series (“Eligible Portfolio Instruments”). Each share of beneficial interest of the Series (“Share”) shall be redeemable, shall be entitled to one vote (or fraction thereof in respect of a fractional Share) on matters on which Shares of the Series shall be entitled to vote, shall represent a pro rata beneficial interest in the assets allocated to the Series, and shall be entitled to receive their pro rata share of net assets of the Series upon liquidation of the Series, all as provided in the Amended and Restated Declaration of Trust dated November 4, 2014 (“Declaration”).

3.    Each Series may pursue its investment objective directly by investment in Eligible Portfolio Instruments or indirectly by investment in one or more underlying investment vehicles or funds that in turn invest in Eligible Portfolio Instruments and whose shares may be offered to other parties as well as to the Series.

4.    Shareholders of each Series shall vote separately as a class on any matter, except, consistent with the Investment Company Act of 1940, as amended (“the Act”), the rules thereunder, and the offering materials of the Funds, with respect to (i) the election of Trustees, (ii) any amendment of the Declaration, unless the amendment affects fewer than all classes of Shares, in which case only shareholders of the affected classes shall vote, and (iii) ratification of the selection of auditors, and except when the Trustees have determined that the matter affects only the interests of shareholders of a particular Series of the Trust, in which case only the shareholders of such Fund shall be entitled to vote thereon. In each case of separate voting, the Trustees shall determine whether, for the matter to be effectively acted upon within the meaning of Rule 18f-2 under the Act (or any successor rule) as to a Series, the applicable percentage (as specified in the Declaration, or the Act and the rules thereunder) of the shares of that Series alone must be voted in favor of the matter, or whether the favorable vote of such applicable percentage of the shares of each Series entitled to vote on the matter is required.

5.    Shares of the Series shall be subject to such selling restrictions, restrictions as to transfer or other terms as shall be established by the Trustees and described in the offering materials for the Series.

6.    (a) The assets and liabilities of the Trust shall be allocated among the Series of the Trust as set forth in Section 5.11 of the Declaration.

      (b) Liabilities, expenses, costs, charges or reserves relating to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular class may be charged to and borne solely by such class and the bearing of expenses solely by a class of Shares may be appropriately reflected and cause differences in the net asset value attributable to and the dividend, redemption and liquidation rights of, the Shares of different classes.

      (c) Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all classes for all purposes.

7.    Shares of each class of each Series may vary between themselves as to rights of redemption and conversion rights, as may be approved by the Trustees and set out in each Series’ then-current prospectus.

8.    The Trustees shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of any Series or class thereof hitherto or hereafter created, or to otherwise change the special and relative rights of such Series or class, provided that such change shall not adversely affect the rights of the Shareholders of such Series or class.

IN WITNESS WHEREOF, the undersigned have executed this instrument the 18th day of August, 2020.

George E. Borst

Jennifer H. Dunbar

Brent R. Harris

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Peter G. Strelow